EX99.(12)

Three Bryant Park 1095 Avenue of the Americas
New York, NY 10036-6797
+1 212 698 3500 Main
+1 212 698 3599 Fax www.dechert.com

November 6, 2020

Board of Trustees

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Board of Trustees

Goldman Sachs Innovate Equity ETF

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Goldman Sachs Data-Driven World ETF (“Acquired Fund”), a separate series of the Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquired Fund Trust”), and to Goldman Sachs Innovate Equity ETF (“Surviving Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in the Agreement and Plan of Reorganization (the “Plan”) dated as of October 30, 2020, executed by the Trust on behalf of the Surviving Fund and the Acquired Fund, of the Acquired Fund (the “Assets”) to Surviving Fund in exchange solely for shares of beneficial interest of Surviving Fund (the “Surviving Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in the Plan (the “Liabilities”) by Surviving Fund, followed by the distribution of the Surviving Fund Shares plus cash in lieu of fractional shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the registration statement on Form N-14 referred to in the Plan (“Registration Statement”), (3) facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Surviving Fund, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Surviving Fund:

1.

The acquisition by Surviving Fund of all of the properties of Acquired Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund by Surviving Fund followed by the distribution of Surviving Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to Surviving Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Dechert LLP

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Surviving Fund Shares received by Acquired Fund in the Reorganization.

4.	Surviving Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Surviving Fund Shares and the assumption of all liabilities of Acquired Fund.

5.

The adjusted basis to Surviving Fund of the properties of Acquired Fund received by Surviving Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.

Surviving Fund’s holding periods with respect to the properties of Acquired Fund that Surviving Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Surviving Fund Shares solely in exchange for Acquired Fund Shares (except with respect to cash received in lieu of fractional shares).

8.

The aggregate basis of the Surviving Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor (as adjusted for amounts allocable to cash received in lieu of any fractional shares).

9.

An Acquired Fund Shareholder’s holding period for the Surviving Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

Dechert LLP

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas
New York, NY 10036-6797
+1 212 698 3500 Main
+1 212 698 3599 Fax www.dechert.com

November 6, 2020

Board of Trustees

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Board of Trustees

Goldman Sachs Innovate Equity ETF

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Goldman Sachs Finance Reimagined ETF (“Acquired Fund”), a separate series of the Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquired Fund Trust”), and to Goldman Sachs Innovate Equity ETF (“Surviving Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in the Agreement and Plan of Reorganization (the “Plan”) dated as of October 30, 2020, executed by the Trust on behalf of the Surviving Fund and the Acquired Fund, of the Acquired Fund (the “Assets”) to Surviving Fund in exchange solely for shares of beneficial interest of Surviving Fund (the “Surviving Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in the Plan (the “Liabilities”) by Surviving Fund, followed by the distribution of the Surviving Fund Shares plus cash in lieu of fractional shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the registration statement on Form N-14 referred to in the Plan (“Registration Statement”), (3) facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Surviving Fund, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Surviving Fund:

1.

The acquisition by Surviving Fund of all of the properties of Acquired Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund by Surviving Fund followed by the distribution of Surviving Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to Surviving Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Dechert LLP

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Surviving Fund Shares received by Acquired Fund in the Reorganization.

4.	Surviving Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Surviving Fund Shares and the assumption of all liabilities of Acquired Fund.

5.

The adjusted basis to Surviving Fund of the properties of Acquired Fund received by Surviving Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.

Surviving Fund’s holding periods with respect to the properties of Acquired Fund that Surviving Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Surviving Fund Shares solely in exchange for Acquired Fund Shares (except with respect to cash received in lieu of fractional shares).

8.

The aggregate basis of the Surviving Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor (as adjusted for amounts allocable to cash received in lieu of any fractional shares).

9.

An Acquired Fund Shareholder’s holding period for the Surviving Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

Dechert LLP

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas
New York, NY 10036-6797
+1 212 698 3500 Main
+1 212 698 3599 Fax www.dechert.com

November 6, 2020

Board of Trustees

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Board of Trustees

Goldman Sachs Innovate Equity ETF

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Goldman Sachs Human Evolution ETF (“Acquired Fund”), a separate series of the Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquired Fund Trust”), and to Goldman Sachs Innovate Equity ETF (“Surviving Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in the Agreement and Plan of Reorganization (the “Plan”) dated as of October 30, 2020, executed by the Trust on behalf of the Surviving Fund and the Acquired Fund, of the Acquired Fund (the “Assets”) to Surviving Fund in exchange solely for shares of beneficial interest of Surviving Fund (the “Surviving Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in the Plan (the “Liabilities”) by Surviving Fund, followed by the distribution of the Surviving Fund Shares plus cash in lieu of fractional shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the registration statement on Form N-14 referred to in the Plan (“Registration Statement”), (3) facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Surviving Fund, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Surviving Fund:

1.

The acquisition by Surviving Fund of all of the properties of Acquired Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund by Surviving Fund followed by the distribution of Surviving Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to Surviving Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Dechert LLP

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Surviving Fund Shares received by Acquired Fund in the Reorganization.

4.	Surviving Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Surviving Fund Shares and the assumption of all liabilities of Acquired Fund.

5.

The adjusted basis to Surviving Fund of the properties of Acquired Fund received by Surviving Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.

Surviving Fund’s holding periods with respect to the properties of Acquired Fund that Surviving Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Surviving Fund Shares solely in exchange for Acquired Fund Shares (except with respect to cash received in lieu of fractional shares).

8.

The aggregate basis of the Surviving Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor (as adjusted for amounts allocable to cash received in lieu of any fractional shares).

9.

An Acquired Fund Shareholder’s holding period for the Surviving Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

Dechert LLP

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

November 6, 2020

Board of Trustees

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Board of Trustees

Goldman Sachs Innovate Equity ETF

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Goldman Sachs Manufacturing Revolution ETF (“Acquired Fund”), a separate series of the Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquired Fund Trust”), and to Goldman Sachs Innovate Equity ETF (“Surviving Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in the Agreement and Plan of Reorganization (the “Plan”) dated as of October 30, 2020, executed by the Trust on behalf of the Surviving Fund and the Acquired Fund, of the Acquired Fund (the “Assets”) to Surviving Fund in exchange solely for shares of beneficial interest of Surviving Fund (the “Surviving Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in the Plan (the “Liabilities”) by Surviving Fund, followed by the distribution of the Surviving Fund Shares plus cash in lieu of fractional shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the registration statement on Form N-14 referred to in the Plan (“Registration Statement”), (3) facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Surviving Fund, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Surviving Fund:

1.

The acquisition by Surviving Fund of all of the properties of Acquired Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund by Surviving Fund followed by the distribution of Surviving Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to Surviving Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Dechert LLP

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Surviving Fund Shares received by Acquired Fund in the Reorganization.

4.	Surviving Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Surviving Fund Shares and the assumption of all liabilities of Acquired Fund.

5.

The adjusted basis to Surviving Fund of the properties of Acquired Fund received by Surviving Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.

Surviving Fund’s holding periods with respect to the properties of Acquired Fund that Surviving Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Surviving Fund Shares solely in exchange for Acquired Fund Shares (except with respect to cash received in lieu of fractional shares).

8.

The aggregate basis of the Surviving Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor (as adjusted for amounts allocable to cash received in lieu of any fractional shares).

9.

An Acquired Fund Shareholder’s holding period for the Surviving Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

Dechert LLP

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

November 6, 2020

Board of Trustees

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Board of Trustees

Goldman Sachs Innovate Equity ETF

Goldman Sachs ETF Trust

200 West Street,

New York, New York 10282

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Goldman Sachs New Age Consumer ETF (“Acquired Fund”), a separate series of the Goldman Sachs ETF Trust, a Delaware statutory trust (“Acquired Fund Trust”), and to Goldman Sachs Innovate Equity ETF (“Surviving Fund”), also a separate series of the Trust, and to the holders of shares of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in the Agreement and Plan of Reorganization (the “Plan”) dated as of October 30, 2020, executed by the Trust on behalf of the Surviving Fund and the Acquired Fund, of the Acquired Fund (the “Assets”) to Surviving Fund in exchange solely for shares of beneficial interest of Surviving Fund (the “Surviving Fund Shares”) and the assumption of all of the Acquired Fund’s liabilities as defined in the Plan (the “Liabilities”) by Surviving Fund, followed by the distribution of the Surviving Fund Shares plus cash in lieu of fractional shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the registration statement on Form N-14 referred to in the Plan (“Registration Statement”), (3) facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Surviving Fund, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Surviving Fund:

1.

The acquisition by Surviving Fund of all of the properties of Acquired Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund by Surviving Fund followed by the distribution of Surviving Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

Acquired Fund will not recognize gain or loss upon the transfer of all of its assets to Surviving Fund in exchange solely for Surviving Fund Shares, cash in lieu of fractional shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Dechert LLP

3.	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Surviving Fund Shares received by Acquired Fund in the Reorganization.

4.	Surviving Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Surviving Fund Shares and the assumption of all liabilities of Acquired Fund.

5.

The adjusted basis to Surviving Fund of the properties of Acquired Fund received by Surviving Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.

6.

Surviving Fund’s holding periods with respect to the properties of Acquired Fund that Surviving Fund acquires in the Reorganization will include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Surviving Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Surviving Fund Shares solely in exchange for Acquired Fund Shares (except with respect to cash received in lieu of fractional shares).

8.

The aggregate basis of the Surviving Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor (as adjusted for amounts allocable to cash received in lieu of any fractional shares).

9.

An Acquired Fund Shareholder’s holding period for the Surviving Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

Dechert LLP

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP